Exhibit 10.42
[Contract Number: Z090018]
SHARE TRANSFER CONTRACT
For
THIRTEEN PERCENT OF THE EQUITY INTERESTS
Of
YUNHE COUNTY SHAPULONG HYDROPOWER GENERATION CO., LTD.
Transferor:	Zhejiang Province Water Resources and Hydroelectric Investment Group Co., Ltd.

Transferee:	Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd.

Notice of Use for This Contract
1.	This Contract is a sample contract prepared according to the Contract Law of the People’s Republic of China and the Interim Measures for the Administration of Transfer of State-owned Assets in Enterprises. All articles hereunder are exemplary articles for all parties to the assets and equity transaction to select to apply. The parties could conclude supplemental agreements according to actual conditions.
2.	In order to better protect the rights and interests of the parties, the parties shall adopt a prudent attitude in entering into this contract and set forth the terms in detail and specifically. In case of articles providing inapplicable matters, such articles could be directly deleted.
3.	The Transferor refers to the legal person or other organization which transfers its assets and equity pursuant to law.
4.	The Transferee refers to the legal person, natural person or other organization entitled to acquire the assets and equity with consideration. In case of involving natural person, please fill in the name and ID card number in the overview of parties, and in case the Transferee is a legal person, natural person or other organization from Hong Kong SAR, Macao SAR or Taiwan Region, the assets and equity transaction shall be conducted according to the provisions of the Provisional Regulations on Direction Guide to Foreign Investment issued by the State Council and other relevant regulations.
5.	The legal form hereunder shall be filled in as the legal form specified in the business licenses of the Transferor and the Transferee.
6.	Transfer Target: The assets and equity transaction hereunder refers to the transfer of assets ownership and/or equity interest with consideration, and the Transfer Target shall include the whole or part of the investment interests of non-incorporated enterprises, whole or part of the equity interest of limited liability companies, non-listed joint stock limited companies and joint stock cooperative enterprises, and the ownership of other assets

(including without limitation the material objects, land use right, industrial property and non-patent technology, etc.) which could be transacted according to law.

7.	Article 4 and 5 hereunder are the detailed stipulations of Article 1. In case those articles are not applicable to the transaction, such articles could be directly deleted.

8.	Transfer Price refers to the price lawfully determined by the parties according to the rules of Zhejiang Property & Stock Exchange. In case of transfer of state-owned assets and equity, the state-owned assets shall be valuated by a lawfully entrusted qualified valuation agency, and the transfer price shall be determined on the basis of the appraised value.

9.	The Establishment and Effectiveness of the Contract: this Contract shall come into effect after being signed or sealed by the parties to the transaction (unless being required by the laws and administrative regulations to go through approval, registration or other procedures before coming into effect).

10.	Statement of Zhejiang Property & Stock Exchange: this sample Contract shall only be used upon the option of the parties according to actual conditions for the transaction carried out in our exchange center. Our exchange center will not assume any guarantee obligations due to formulating and providing this sample Contract, including but not limited to guarantee for completeness of the articles of this sample Contract, guarantee for genuineness of the signing date, guarantee for eligibility of the signing parties to this transaction, and guarantee for genuineness and accuracy of representations and undertakings and materials and documents provided by the parties for entering into this Contract and any other guarantee liabilities.

11.	In case of inconsistency between this sample Contract and the regulations issued by the state-owned assets supervision and administration authority, the relevant regulations shall be followed. This sample contract shall be amended along with the alterations of regulations.
Parties to this Contract

The Transferor (hereinafter referred to as “Party A”): Zhejiang Province Water Resources and Hydroelectric Investment Group Co., Ltd.

Registration Number:	3300001008886

Registered Address:	No. 195, Kaixuan Road, Hangzhou City

Legal Form:	Wholly State-owned Enterprise

Legal Representative:	Ling Shishan

ID Card Number:	330106195312101234

Telephone Number:	0571-87901230

Account-opening Bank:	China Construction Bank, Hangzhou City Qiutao Sub-branch

Bank Account:	33001616635056000012
The Transferee (hereinafter referred to as “Party B”): Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd.

Registration Number:	331100400000390

Registered Address:	Huangyangkou Village, Yingchuan Town, Jingning She Ethnic Autonomous County

Legal Form:	Limited Liability Company (wholly owned by foreign legal entity)

Legal Representative:	John D. Kuhns

Passport Number:	426647674

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Interim Measures for the Administration of Transfer of State-Owned Assets in Enterprise and other relevant laws and regulations of the People’s Republic of China, after friendly consultations, on the principles of free will, fairness and good faith, Party A and Party B have reached an agreement concerning the transfer of thirteen percent (13%) of the equity interests of Yunhe County Shapulong Hydropower Generation Co., Ltd. held by Party A to Party B, and entered into the following Share Transfer Contract (hereinafter referred to as “this Contract”):
Article 1 Transfer Target
The Transfer Target under this Contract is: thirteen percent (13%) of the equity interests of Yunhe County Shapulong Hydropower Generation Co., Ltd. (hereinafter referred to as the “Transfer Target Enterprise”) held by Party A (hereinafter referred to as the “Transfer Target”).
The Transfer Target Enterprise is a Sino-foreign equity joint venture which was legally established according to law, with the registered capital of RMB35,340,000, the paid-up capital of RMB 35,340,000 and address at No. 42, Xinhua Street, Yunhe Town.
Article 2 Mortgage, Pledge and Leasehold on the Transfer Target
The Transferor has fulfilled its duty of disclosure to the beneficiaries of the aforesaid rights, and shall assume all legal liabilities arising from any concealment or misrepresentation.
Article 3 Representations, Warranties and Undertakings by Party A
1.	Party A has the legal and valid right to dispose of the Transfer Target;
2.	All evidentiary documents and materials provided to Party B for the purpose of concluding this Contract are authentic and complete;

3.	All requisite approvals for concluding this Contract, including but not limited to the authorizations, approvals and internal decisions, etc., have been legally and validly procured, and all premises and conditions precedent for the establishment of this Contract have been satisfied;
4.	The Transfer Target does not involve any Third Party’s rights and interests and the transfer of the Transfer Target does not contravene articles of associations, executed contracts, agreements or other legal documents that are binding on the Transferor.
5.	Party A shall provide all reasonable and necessary assistance in accomplishing the approval and alteration procedures with competent governmental authorities which are requisite for transferring the Transfer Target hereof.
Article 4 Representations, Warranties and Undertakings by Party B
1.	Party B has the capacity to enter into and perform this Contract;
2.	All requisite approvals for concluding this Contract, including but not limited to the authorizations, approvals and internal decisions, etc., have been legally and validly procured;
3.	Acquiring the Transfer Target by Party B does not contravene any contracts, agreements or any other legal documents that the Transferee is bound by;
4.	Party B undertakes that all information provided for application for bidding and all evidentiary documents (including relevant appendices) certifying Party B satisfies the qualifications for transferees are authentic, legal and valid, and warrants that the qualification of Party B as the transferee and all relevant materials provided by Party B are complied with the requirements for company’s shareholders set by the administration for industry and commerce and other authorities;
5.	Party B undertakes that the source of the Transfer Price, which was remitted to the bank account of Zhejiang Property & Stock Exchange Co., Ltd. for acquiring the Transfer Target, is true and legal. In case of any dispute over such sum of money, Party B shall assume all liabilities arising therefrom.
6.	Party B warrants that all contracts entered into by the Transfer Target Enterprise shall be performed continuously.

Article 5 Disposition Plan for Creditor’s Rights and Debts of the Transfer Target Enterprise
The pre-existing creditor’s rights and debts of the Transfer Target Enterprise shall be assumed by the new company established after the transfer of equity interests.
Article 6 Transfer Method, Transfer Price, and Schedule, Method and Conditions for the Payment of Transfer Price
1.	Transfer Method: By private agreement.

2.	Transfer Price: Party A shall transfer the Transfer Target provided in Article 1 hereof to Party B at the price of RMB 8,580,000.00 (hereinafter referred to as “Transfer Price”).

3.	Payment Method for Transfer Price: Party B shall make the payment in a lump sum, and within five (5) working days from the signing date of this Contract, remit the full amount of the Transfer Price into the bank account designated by Zhejiang Property & Stock Exchange (account name: Zhejiang Property & Stock Exchange Co., Ltd., account-opening bank: China Zheshang Bank, Hangzhou Jianguo Sub-branch, account number: 3310010410120100005396).

4.	Clearing and Transfer Ways for Transfer Price: Within five (5) working days after receiving full amount of the Transfer Price and all transaction fees remitted by Party B, Zhejiang Property & Stock Exchange shall remit fifty percent (50%) of the Transfer Price into the bank account designated by Party A, who shall assist and cooperate in submitting materials for completing the alteration registration with administration for industry and commerce, and after the materials have been accepted by the administration for industry and commerce, Zhejiang Property & Stock Exchange shall remit twenty percent (20%) of the full Transfer Price to the bank account designated by Party A and the balance, namely, thirty percent (30%) shall be remitted to the bank account designated by Party A after the alteration and property transfer procedures have been accomplished by Party A and Party B.

Article 7 Delivery of the Transfer Target
1.	As determined by the parties through consultations, Party A shall, within ten (10) days after Party B has fully paid off the Transfer Price, prepare an Assets Delivery List incorporating relevant ownership certificates, approvals, financial and legal documents and other documents and materials concerning the Transfer Target, and deliver such list to Party B for check and acceptance, and signature and seal.
2.	Party A shall be responsible for the completeness and authenticity of the above-mentioned list and the consistency between the provided list and corresponding Transfer Target, and shall assume all the liabilities arising from any concealment and misrepresentation.
3.	Party A shall assist Party B in accomplishing the shareholder alteration procedure. The Transfer Target shall be deemed as having been transferred to Party B after the shareholder alteration registration with the competent administration for industry and commerce has been accomplished.
Article 8 Fees and Expenses in Relation to the Transfer
During the property transaction process herein, Party A and Party B shall respectively bear the relevant taxes and fees and other expenses arising from property alteration and transfer procedures according to the PRC regulations and deal with relevant matters by themselves.
Article 9 Liabilities for Breach of Contract
1.	After entering into this Contract, neither Party A nor Party B shall propose to terminate (rescind) this Contract without cause, the defaulting Party shall pay liquidated damages in a lump sum of ten percent (10%) of the Transfer Price to the other Party; in case the other Party suffers from any loss, the defaulting Party shall be liable for compensations.
2.	In case either Party A or Party B violates any of its representations, warranties and undertakings, the other Party shall be entitled to require the defaulting Party to pay liquidated damages in the amount of ten percent (10%) of the Transfer Price.

3.	In the event that Party B fails to pay the Transfer Price according to the provisions hereof, Party A shall be entitled to rescind this Contract and confiscate the full amount of the guarantee fund paid by Party B and require Party B to compensate the losses (which shall be calculated by the standard of five ten-thousandth (5) of the total amount of unpaid Transfer Price per day). In the event that Party A does not exercise its right to rescind this Contract, it shall be entitled to require Party B to pay liquidated damages in the amount of five ten-thousandth (5) of the total amount of unpaid Transfer Price per day.

4.	In the event that Party A fails to deliver the Transfer Target according to the provisions hereof, Party B shall be entitled to rescind this Contract and require Party A to compensate the losses arising therefrom. In addition, it shall be entitled to require Party A to pay liquidated damages in the amount of ten percent (10%) of the Transfer Price.

5.	In case this Contract cannot be performed, or fully performed or is recognized by relevant authorities as invalid due to the fault of either Party, the defaulting Party shall assume the liabilities for breach of contract. If both Parties are at fault, both Parties shall assume liabilities respectively corresponding to their faults.
Article 10 Notice and Service
1.	Any Party issuing any notification or communication to the other Party due to the performance of this Contract shall have them in written form and send them to the following addresses stipulated herein. Any notification or communication shall be sent by a courier or via post office. If sent by a courier, it shall be deemed as effective upon being signed in; if sent via post office, it shall be deemed as being served on the date of receipt. Any change of address shall be notified to other Party in written form within five (5) days, in case of failure of delivery or no one receives the notification or communication at agreed address due to either Party’s failure to give notice, then the notification or communication shall be deemed as being served from the fifth day after the notification or communication has been delivered to the agreed address.

2.	The addresses of both Parties shall be as follows:

Party A: Zhejiang Province Water Resources and Hydroelectric Investment Group Co., Ltd.

Address:	No. 195, Kaixuan Road, Hangzhou City

Telephone Number:	0571-87901230

Post Code:	310020

Facsimile Number:	0571-87901229

Party B:	Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd.

Address:	Huangyangkou Village, Yingchuan Town, Jingning She Ethnic Autonomous County

Telephone Number:	13906536766

Post Code:	323000

Facsimile Number:	0578-2291172
Article 11 Applicable Law
The application and interpretation of this Contract shall be governed by the laws and regulations of the People’s Republic of China.
Article 12 Amendment and Rescission of Contract
This Contract may be amended or rescinded through mutual agreement of both Parties.
In case of any of the following circumstances occurs, either Party hereto may rescind this Contract:
1.	The purpose of this Contract cannot be realized due to Force Majeure or other reasons which are not attributable to both Parties,

2.	The other Party loses the ability to actually perform this Contract.
3.	The other Party fails to perform this Contract within the time limit agreed herein or any other breach of contract which leads to the failure of the realization of the purpose of this Contract.
Any amendment to or termination of this Contract shall be made in written form and filed with Zhejiang Property & Stock Exchange for record.
Article 13 Effectiveness of Contract
1.	This Contract shall come into effect after being signed by the authorized representatives of both Parties and affixed with official stamps. (Where the effectiveness of a contract is subject to approvals or registration procedures, etc. as required by relevant laws and regulations, this Contract shall come into effect from the date of being approved by or registered with the competent authorities).
2.	After this Contract comes into effect, any amendment or supplement to this Contract shall be concluded as appendices to this Contract in written form. The appendices to this Contract shall have the same legal effect as this Contract.
Article 14 Miscellaneous
1.	The net profits yielded during the period from the base date of assets valuation to the completion date of transfer (the date of completing shareholder alteration registration with administration for industry and commerce) shall be enjoyed and procured by the Transferor in the proportion of shareholding, and the losses incurred during such period shall be born by the Transferee.
2.	This Contract shall be signed in nine (9) counterparts. Each party shall hold three (3) counterparts, one (1) counterpart shall be filed with Zhejiang Property & Stock Exchange for record, and the rest two (2) counterparts shall be submitted to relevant authorities.

SIGNATURE PAGE ONLY (WITH NO FORMAL TEXT)
The Transferor (Party A): Zhejiang Province Water Resources and Hydroelectric Investment Group Co., Ltd.
(Stamp)
Authorized/Legal Representative (Signature):
Signing Date: June 29, 2009
The Transferee (Party B): Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd.
(Stamp)
Authorized /Legal Representative (Signature):
Signing Date: June 29, 2009
Witnessed By: Zhejiang Property & Stock Exchange
(Stamp)
Authorized Representative (Signature):
Witness Date: June 29, 2009
Signing Place: Hangzhou, Zhejiang Province